UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 10, 2009

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 10, 2009, Hampton Roads Bankshares, Inc. (the “Company”) filed a Form 8-K (the “Form 8-K”) attaching a press release, a copy of which is furnished hereto as Exhibit 99.1, announcing that its shareholders had approved an increase to its authorized shares of common stock and potential transactions that would allow holders of the Company’s Series A preferred stock and Series B preferred stock to exchange their shares for newly issued shares of the Company’s common stock. This Form 8-K/A is being filed to amend the Form 8-K to indicate that it contained pre-commencement tender offer communications pursuant to Rule 13e-4(c) and Regulation FD disclosure.

Item 9.01	Financial Statements and Exhibits.

Ex. 99.1	Press release dated December 10, 2009

Additional Information

The tender offers described in this Current Report on Form 8-K (this “Report”) and the exhibit attached hereto have not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The Company will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (“SEC”) upon the commencement of the Exchange Offers. Eligible holders of Preferred Stock should read the Tender Offer Statement on Schedule TO and other related materials when those materials become available, because they will contain important information about the Exchange Offers.

The written materials described above and other documents filed by the Company with the SEC are available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: Hampton Roads Bankshares, Inc., John A.B. Davies, Jr., President and Chief Executive Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

Forward-Looking Statements

Certain statements contained in the exhibit to this Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and other reports filed and furnished to the Securities and Exchange Commission. The Company undertakes no obligation to update such forward-looking statements and they shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such a solicitation would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: December 11, 2009	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Ex. 99.1	Press release dated December 10, 2009